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EXHIBIT 10.52

UNCLASSIFIED

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT			1. Contract ID Code	Page of Pages
1 | 8
2. AMENDMENT/MODIFICATION NO.		3. EFFECTIVE DATE	4. REQUISITION/PURCHASE REQ. NO.	5. PROJECT NO. (If applicable)
P00024		07/24/2012	See Schedule
6. ISSUED BY	CODE	HM0210	7. ADMINISTERED BY (If other than Item 6)	CODE	[**Redacted**]
[**Redacted**]			[**Redacted**]
8. NAME AND ADDRESS OF CONTRACTOR (No., street, county, state and ZIP Code) DIGITALGLOBE, INC. Attn: DIGITALGLOBE, INC. 1601 DRY CREEK DRIVE SUITE 260 LONGMONT CO 805036493			(X)	9A. AMENDMENT OF SOLICITATION NO.
9B. DATED (SEE ITEM 11)

			X	10A. MODIFICATION OF CONTRACT/ORDER NO. HM021010C0002
10B. DATED (SEE ITEM 13) 08/06/2010
CODE 1CGQ7		FACILITY CODE
11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

☐	The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers ☐ is extended. ☐ is not extended.

Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods: (a) By completing Items 8 and 15, and returning                      copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGEMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment and is received prior to the opening hour and date specified.

12. ACCOUNTING AND APPROPRIATION DATA (If required) Net Increase: [**Redacted**]
See Schedule
13. THIS ITEM ONLY APPLIES TO MODIFICATION OF CONTRACTS/ORDERS. IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.
CHECK ONE	A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.

B.  THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).

C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:
X	D. OTHER (Specify type of modification and authority) Option Exercise in accordance with (IAW) H.24 and Incremental Funding IAW Paragraph B.10
E. IMPORTANT: Contractor ☒ is not. ☐ is required to sign this document and return 0 copies to the issuing office.
14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)
Tax ID Number: 31-1420852
DUNS Number: 789638418

The purpose of this modification is to (1) Exercise Option 2 Contract Year 3 for contract line items (CLIN) 0201 Service Level Agreement For Pixel & Imagery Acquisition/Operations (Baseline Collection Capacity), 0204 Value-Added Products And Services, 0205 Physical Media Delivery and 0206 System Engineering Services Support effective 01-September-2012; (2) provide incremental funding in the amount [**Redacted**] under CLIN 0101, Service Level Agreement (which fully funds this CLIN); (3) provide incremental funding in the amount of [**Redacted**] under CLIN 0201; and (4) provide incremental funding in the amount of [**Redacted**] under CLIN 0206. Total funding obligated under the contract increases by [**Redacted**] from [**Redacted**] to [**Redacted**]. The total value of the contract

Continued …

Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A. NAME AND TITLE OF SIGNER (Type or print) 16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print) [**Redacted**]

15B. CONTRACTOR/OFFEROR	15C. DATE SIGNED	16B. UNITED STATES OF AMERICA	16C. DATE SIGNED
		/s/ [**Redacted**]	07/24/2012
(Signature of person authorized to sign)		(Signature of Contracting Officer)

NSN 7540-01-152-8070	STANDARD FORM 30 (REV. 10-83)
Previous edition unusable	Prescribed by GSA
FAR (48 CFR) 53.243
UNCLASSIFIED

FOIA CONFIDENTIAL TREATMENT REQUESTED

PORTIONS OF THIS EXHIBIT MARKED BY [**Redacted**]

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UNCLASSIFIED

CONTINUATION SHEET	REFERENCE NO. OF DOCUMENT BEING CONTINUED	PAGE OF
	HM021010C0002/P00024	2	8

NAME OF OFFEROR OR CONTRACTOR

DIGITALGLOBE, INC.

ITEM NO. (A)	SUPPLIES/SERVICES (B)	QUANTITY (C)	UNIT (D)	UNIT PRICE (E)	AMOUNT (F)

remains unchanged.

These Options are exercised in accordance with the contract terms and conditions of the contract. The performance period is extended through 31-August-2013. Accordingly, the contract is modified as follows:

1. Under Section B, Supplies or Services and Prices/Costs, Paragraph B.7 Total Contract Price/Total Contract Funding (change pages 24 and 25 are attached hereto):

a. Under CLIN Series 0100, CLIN 0101, the Obligated Amount column is increased by [**Redacted**] from [**Redacted**] to [**Redacted**]. The Unfunded Amount column is decreased by [**Redacted**] from [**Redacted**] to [**Redacted**]. The Maximum Total Price is unchanged.

b. Under CLIN Series 0100, Subtotal Contract Year 2, the Obligated Amount column is increased by [**Redacted**] from [**Redacted**] to [**Redacted**]. The Unfunded Amount column is decreased by [**Redacted**] from [**Redacted**] to [**Redacted**]. The Maximum Total Price is unchanged.

c. Under CLIN Series 0200, CLIN 0201, the Obligated Amount column is increased by [**Redacted**] from [**Redacted**] to [**Redacted**]. The Unfunded Amount column is decreased by [**Redacted**] from [**Redacted**] to [**Redacted**]. The Maximum Total Price is unchanged.

d. Under CLIN Series 0200, CLIN 0206, the Obligated Amount column is increased by [**Redacted**] from [**Redacted**] to [**Redacted**]. The Unfunded Amount column is decreased by [**Redacted**] from [**Redacted**] to [**Redacted**]. The Maximum Total Price is unchanged.

e. Under CLIN Series 0200, Subtotal Contract Year 3, the Obligated Amount column is increased by [**Redacted**] from [**Redacted**] to [**Redacted**]. The Unfunded Amount column is decreased by [**Redacted**] from [**Redacted**] to [**Redacted**]. The Maximum Total Price is unchanged.

Continued ...

NSN 7540-01-152-8067		OPTIONAL FORM 336 (4-86) Sponsored by GSA FAR (48 CFR) 53.110
UNCLASSIFIED

FOIA CONFIDENTIAL TREATMENT REQUESTED

PORTIONS OF THIS EXHIBIT MARKED BY [**Redacted**]

HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED

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UNCLASSIFIED

CONTINUATION SHEET	REFERENCE NO. OF DOCUMENT BEING CONTINUED	PAGE OF
	HM021010C0002/P00024	3	8

NAME OF OFFEROR OR CONTRACTOR

DIGITALGLOBE, INC.

ITEM NO. (A)	SUPPLIES/SERVICES (B)	QUANTITY (C)	UNIT (D)	UNIT PRICE (E)	AMOUNT (F)

f. Under Total Contract Value with Options, the Obligated Amount column is increased by [**Redacted**] from [**Redacted**] to [**Redacted**]. The Unfunded Amount column is decreased by [**Redacted**] from [**Redacted**] to [**Redacted**]. The Maximum Total Price column is unchanged.

2. Under Section G, Contract Administration Data, Paragraph G.8, Accounting and Appropriation Data, the table is revised to reflect the [**Redacted**] obligation under CLIN 0101, [**Redacted**] under CLIN 0201 and [**Redacted**] under CLIN 0206.

Change page 35a is attached hereto.

Discount Terms:

Net 30

Payment:

[**Redacted**]

FOB: Destination

Period of Performance: 08/06/2010 to 08/31/2013

Change Item 0101 to read as follows(amount shown is the obligated amount):

0101					[**Redacted**]

Commercial Satellite Imagery - Service Level Agreement For Pixel & Imagery Acquisition/Operations (Baseline Collection Capacity).

CLIN VALUE $250,000,000.00

Incrementally Funded Amount: $250,000,000.00

Product/Service Code: 7640

Product/Service Description: MAPS, ATLASES, CHARTS, & GLOBES

Requisition No: NSU8G21200AS01, NSU8G21227AS01, NSU8G21258AS02, NSU8G31318AS21, NSU8G31333AS25, NSU8G32011AS44, NSU8G32023AS51, NSU8G32066AS72, NSU8G32163AS88, NSU8G82177AS93, NSU8G91279AS01

Accounting Info:

[**Redacted**]

Accounting Info:

[**Redacted**]

Continued ...

NSN 7540-01-152-8067		OPTIONAL FORM 336 (4-86) Sponsored by GSA FAR (48 CFR) 53.110
UNCLASSIFIED

FOIA CONFIDENTIAL TREATMENT REQUESTED

PORTIONS OF THIS EXHIBIT MARKED BY [**Redacted**]

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UNCLASSIFIED

CONTINUATION SHEET	REFERENCE NO. OF DOCUMENT BEING CONTINUED	PAGE OF
	HM021010C0002/P00024	4	8

NAME OF OFFEROR OR CONTRACTOR

DIGITALGLOBE, INC.

ITEM NO. (A)	SUPPLIES/SERVICES (B)	QUANTITY (C)	UNIT (D)	UNIT PRICE (E)	AMOUNT (F)

[**Redacted**]

Accounting Info:

[**Redacted**]

Accounting Info:

[**Redacted**]

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[**Redacted**]

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[**Redacted**]

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[**Redacted**]

Continued ...

NSN 7540-01-152-8067		OPTIONAL FORM 336 (4-86) Sponsored by GSA FAR (48 CFR) 53.110
UNCLASSIFIED

FOIA CONFIDENTIAL TREATMENT REQUESTED

PORTIONS OF THIS EXHIBIT MARKED BY [**Redacted**]

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UNCLASSIFIED

CONTINUATION SHEET	REFERENCE NO. OF DOCUMENT BEING CONTINUED	PAGE OF
	HM021010C0002/P00024	5	8

NAME OF OFFEROR OR CONTRACTOR

DIGITALGLOBE, INC.

ITEM NO. (A)	SUPPLIES/SERVICES (B)	QUANTITY (C)	UNIT (D)	UNIT PRICE (E)	AMOUNT (F)

Accounting Info:

[**Redacted**]

Accounting Info:

[**Redacted**]

Accounting Info:

[**Redacted**]

Accounting Info:

[**Redacted**]

Accounting Info:

[**Redacted**]

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[**Redacted**]

Accounting Info:

[**Redacted**]

Accounting Info:

[**Redacted**]

Accounting Info:

[**Redacted**]

Accounting Info:

[**Redacted**]

Period of Performance: 09/01/2011 to 08/31/2012

Change Item 0201 to read as follows (amount shown is the obligated amount):

0201					[**Redacted**]
Commercial Satellite Imagery - Service Level Agreement For Pixel & Imagery Acquisition/Operations (Baseline Collection Capacity). CLIN VALUE $250,000,000.00 Continued ...

NSN 7540-01-152-8067		OPTIONAL FORM 336 (4-86) Sponsored by GSA FAR (48 CFR) 53.110
UNCLASSIFIED

FOIA CONFIDENTIAL TREATMENT REQUESTED

PORTIONS OF THIS EXHIBIT MARKED BY [**Redacted**]

HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED

SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

UNCLASSIFIED

CONTINUATION SHEET	REFERENCE NO. OF DOCUMENT BEING CONTINUED	PAGE OF
	HM021010C0002/P00024	6	8

NAME OF OFFEROR OR CONTRACTOR

DIGITALGLOBE, INC.

ITEM NO. (A)	SUPPLIES/SERVICES (B)	QUANTITY (C)	UNIT (D)	UNIT PRICE (E)	AMOUNT (F)

Incrementally Funded Amount: [**Redacted**]

Product/Service Code: 7640

Product/Service Description: MAPS, ATLASES, CHARTS, & GLOBES

Requisition No: NSU8G82178AS95, NSU8G82187AS08

Accounting Info:

[**Redacted**]

Accounting Info:

[**Redacted**]

Period of Performance: 09/01/2012 to 08/31/2013

Change Item 0204 to read as follows (amount shown is the obligated amount):

0204					[**Redacted**]

Commercial Satellite Imagery - Value-Added

Products and Services.

Award Type: Indefinite-quantity

Min. Qty: [**Redacted**] | Max. Quantity: [**Redacted**]

Min. Amt: [**Redacted**] | Max. Amount:

[**Redacted**]

Minimum Guaranteed: N

Product/Service Code: 7640

Product/Service Description: MAPS, ATLASES, CHARTS, & GLOBES

Period of Performance: 09/01/2012 to 08/31/2013

Change Item 0205 to read as follows (amount shown is the obligated amount):

0205					[**Redacted**]

Commercial Satellite Imagery - Physical Media Delivery.

Award Type: Time-and-materials

CLIN VALUE [**Redacted**]

Incrementally Funded Amount: [**Redacted**]

Product/Service Code: 7640

Product/Service Description: MAPS, ATLASES, CHARTS, & GLOBES

Accounting Info:

[**Redacted**]

Period of Performance: 09/01/2012 to 08/31/2013

Change Item 0206 to read as follows (amount shown is the obligated amount):

Continued ...

NSN 7540-01-152-8067		OPTIONAL FORM 336 (4-86) Sponsored by GSA FAR (48 CFR) 53.110
UNCLASSIFIED

FOIA CONFIDENTIAL TREATMENT REQUESTED

PORTIONS OF THIS EXHIBIT MARKED BY [**Redacted**]

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UNCLASSIFIED

CONTINUATION SHEET	REFERENCE NO. OF DOCUMENT BEING CONTINUED	PAGE OF
	HM021010C0002/P00024	7	8

NAME OF OFFEROR OR CONTRACTOR

DIGITALGLOBE, INC.

ITEM NO. (A)	SUPPLIES/SERVICES (B)	QUANTITY (C)	UNIT (D)	UNIT PRICE (E)	AMOUNT (F)
0206

Commercial Satellite Imagery - System Engineering

Services Support.

Award Type: Time-and-materials

CLIN VALUE [**Redacted**]

Incrementally Funded Amount: [**Redacted**]

Product/Service Code: 7640

Product/Service Description: MAPS, ATLASES, CHARTS, & GLOBES

Requisition No: NSU8G12185AS05

Accounting Info:

[**Redacted**]

Period of Performance: 09/01/2012 to 08/31/2013

[**Redacted**]
G-1 Accounting and Appropriation Data
	ACRN Accounting and Appropriation Data				Amount
	[**Redacted**]				[**Redacted**]
	[**Redacted**]				[**Redacted**]
	[**Redacted**]				[**Redacted**]
Continued ...

NSN 7540-01-152-8067		OPTIONAL FORM 336 (4-86) Sponsored by GSA FAR (48 CFR) 53.110
UNCLASSIFIED

FOIA CONFIDENTIAL TREATMENT REQUESTED

PORTIONS OF THIS EXHIBIT MARKED BY [**Redacted**]

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UNCLASSIFIED

CONTINUATION SHEET	REFERENCE NO. OF DOCUMENT BEING CONTINUED	PAGE OF
	HM021010C0002/P00024	8	8

NAME OF OFFEROR OR CONTRACTOR

DIGITALGLOBE, INC.

ITEM NO. (A)	SUPPLIES/SERVICES (B)	QUANTITY (C)	UNIT (D)	UNIT PRICE (E)	AMOUNT (F)
	Total:				[**Redacted**]

NSN 7540-01-152-8067		OPTIONAL FORM 336 (4-86) Sponsored by GSA FAR (48 CFR) 53.110
UNCLASSIFIED

FOIA CONFIDENTIAL TREATMENT REQUESTED

PORTIONS OF THIS EXHIBIT MARKED BY [**Redacted**]

HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED

SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

HM0210-10-C-0002-P00024

UNCLASSIFIED//FOR OFFICIAL USE ONLY

WHEN SEPARATED FROM ATTACHMENT 1

This Table is UNCLASSIFIED
CLIN	Maximum Total Price	Obligated Amount	Unfunded Amount
CLIN Series 0100
0101	$250,000,000.00	[**Redacted**]	[**Redacted**]
0102	[**Redacted**]	[**Redacted**]	[**Redacted**]
0103	[**Redacted**]	[**Redacted**]	[**Redacted**]
0104	[**Redacted**]	[**Redacted**]	[**Redacted**]
0105	[**Redacted**]	[**Redacted**]	[**Redacted**]
0106	[**Redacted**]	[**Redacted**]	[**Redacted**]
[**Redacted**]	[**Redacted**]	[**Redacted**]	[**Redacted**]

Subtotal Contract Year 2	[**Redacted**]	[**Redacted**]	[**Redacted**]

CLIN Series 0200
0201	$250,000,000.00	[**Redacted**]	[**Redacted**]
0202	[**Redacted**]	[**Redacted**]	[**Redacted**]
0203	[**Redacted**]	[**Redacted**]	[**Redacted**]
0204	[**Redacted**]	[**Redacted**]	[**Redacted**]
0205	[**Redacted**]	[**Redacted**]	[**Redacted**]
0206	[**Redacted**]	[**Redacted**]	[**Redacted**]
[**Redacted**]	[**Redacted**]	[**Redacted**]	[**Redacted**]

Subtotal Contract Year 3	[**Redacted**]	[**Redacted**]	[**Redacted**]

CLIN Series 0300
0301	$250,000,000.00	[**Redacted**]	[**Redacted**]
0302	[**Redacted**]	[**Redacted**]	[**Redacted**]
0303	[**Redacted**]	[**Redacted**]	[**Redacted**]
0304	[**Redacted**]	[**Redacted**]	[**Redacted**]
0305	[**Redacted**]	[**Redacted**]	[**Redacted**]
0306	[**Redacted**]	[**Redacted**]	[**Redacted**]
[**Redacted**]	[**Redacted**]	[**Redacted**]	[**Redacted**]

Subtotal Contract Year 4	[**Redacted**]	[**Redacted**]	[**Redacted**]

CLIN Series 0400
0401	$300,000,000.00	[**Redacted**]	[**Redacted**]
0402	[**Redacted**]	[**Redacted**]	[**Redacted**]
0403	[**Redacted**]	[**Redacted**]	[**Redacted**]
0404	[**Redacted**]	[**Redacted**]	[**Redacted**]
0405	[**Redacted**]	[**Redacted**]	[**Redacted**]
0406	[**Redacted**]	[**Redacted**]	[**Redacted**]
[**Redacted**]	[**Redacted**]	[**Redacted**]	[**Redacted**]

Subtotal Contract Year 5	[**Redacted**]	[**Redacted**]	[**Redacted**]

CLIN Series 0500
0501	$300,000,000.00	[**Redacted**]	[**Redacted**]
0502	[**Redacted**]	[**Redacted**]	[**Redacted**]
0503	[**Redacted**]	[**Redacted**]	[**Redacted**]
0504	[**Redacted**]	[**Redacted**]	[**Redacted**]
0505	[**Redacted**]	[**Redacted**]	[**Redacted**]
0506	[**Redacted**]	[**Redacted**]	[**Redacted**]
[**Redacted**]	[**Redacted**]	[**Redacted**]	[**Redacted**]

Subtotal Contract Year 6	[**Redacted**]	[**Redacted**]	[**Redacted**]

CLIN Series 0600
0601	$300,000,000.00	[**Redacted**]	[**Redacted**]
0602	[**Redacted**]	[**Redacted**]	[**Redacted**]
0603	[**Redacted**]	[**Redacted**]	[**Redacted**]
0604	[**Redacted**]	[**Redacted**]	[**Redacted**]

Contract Page 24 of 63

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FOIA CONFIDENTIAL TREATMENT REQUESTED

FOIA CONFIDENTIAL TREATMENT REQUESTED

PORTIONS OF THIS EXHIBIT MARKED BY [**Redacted**]

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HM0210-10-C-0002-P00024

UNCLASSIFIED//FOR OFFICIAL USE ONLY

WHEN SEPARATED FROM ATTACHMENT 1

This Table is UNCLASSIFIED
CLIN	Maximum Total Price	Obligated Amount	Unfunded Amount
0605	[**Redacted**]	[**Redacted**]	[**Redacted**]
0606	[**Redacted**]	[**Redacted**]	[**Redacted**]
[**Redacted**]	[**Redacted**]	[**Redacted**]	[**Redacted**]

Subtotal Contract Year 7	[**Redacted**]	[**Redacted**]	[**Redacted**]

CLIN Series 0700
0701	$300,000,000.00	[**Redacted**]	[**Redacted**]
0702	[**Redacted**]	[**Redacted**]	[**Redacted**]
0703	[**Redacted**]	[**Redacted**]	[**Redacted**]
0704	[**Redacted**]	[**Redacted**]	[**Redacted**]
0705	[**Redacted**]	[**Redacted**]	[**Redacted**]
0706	[**Redacted**]	[**Redacted**]	[**Redacted**]
[**Redacted**]	[**Redacted**]	[**Redacted**]	[**Redacted**]

Subtotal Contract Year 8	[**Redacted**]	[**Redacted**]	[**Redacted**]

CLIN Series 0800
0801	$300,000,000.00	[**Redacted**]	[**Redacted**]
0802	[**Redacted**]	[**Redacted**]	[**Redacted**]
0803	[**Redacted**]	[**Redacted**]	[**Redacted**]
0804	[**Redacted**]	[**Redacted**]	[**Redacted**]
0805	[**Redacted**]	[**Redacted**]	[**Redacted**]
0806	[**Redacted**]	[**Redacted**]	[**Redacted**]
[**Redacted**]	[**Redacted**]	[**Redacted**]	[**Redacted**]

Subtotal Contract Year 9	[**Redacted**]	[**Redacted**]	[**Redacted**]

CLIN Series 0900
0901	$300,000,000.00	[**Redacted**]	[**Redacted**]
0902	[**Redacted**]	[**Redacted**]	[**Redacted**]
0903	[**Redacted**]	[**Redacted**]	[**Redacted**]
0904	[**Redacted**]	[**Redacted**]	[**Redacted**]
0905	[**Redacted**]	[**Redacted**]	[**Redacted**]
0906	[**Redacted**]	[**Redacted**]	[**Redacted**]
[**Redacted**]	[**Redacted**]	[**Redacted**]	[**Redacted**]

Subtotal Contract Year 10	[**Redacted**]	[**Redacted**]	[**Redacted**]

Total Contract Value with Options	$3,556,947,452.00	[**Redacted**]	[**Redacted**]

B.8	(U) CLIN DESCRIPTION

(U) In accordance with this contract, the Contractor shall furnish all materials, labor, equipment and facilities, except as specified herein to be furnished by the Government, and shall do all that which is necessary or incidental to the satisfactory and timely performance of CLINs 0001 through 0006 (and Option CLINs if exercised) as stated above.

B.9	(U) CONTRACT TYPE

(U) This is a hybrid Firm Fixed Price and Time and Material contract (predominately FFP), with base and option periods as specified in Section/Paragraph F.5.

(U)	OPTION PERIODS

B.10	(U) OPTION CLINs 0101, 0201, 0301, 0401, 0501, 0601, 0701, 0801, AND 0901 – COMMERCIAL SATELLITE IMAGERY - SERVICE LEVEL AGREEMENT FOR PIXEL & IMAGERY ACQUISITION/OPERATIONS (BASELINE COLLECTION CAPACITY)

Contract Page 25 of 63

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HM0210-10-C-0002-P00024

UNCLASSIFIED//FOR OFFICIAL USE ONLY

WHEN SEPARATED FROM ATTACHMENT 1

This Table is UNCLASSIFIED
Action	CLIN	ACRN	Fund Cite	Obligated Funding	Cumulative Total
[**Redacted**]	[**Redacted**]	[**Redacted**]	[**Redacted**]	[**Redacted**]	[**Redacted**]
	[**Redacted**]	[**Redacted**]	[**Redacted**]	[**Redacted**]
	[**Redacted**]	[**Redacted**]	[**Redacted**]	[**Redacted**]
	[**Redacted**]	[**Redacted**]	[**Redacted**]	[**Redacted**]
			[**Redacted**]	[**Redacted**]
[**Redacted**]	[**Redacted**]	[**Redacted**]	[**Redacted**]	[**Redacted**]	[**Redacted**]
	[**Redacted**]	[**Redacted**]	[**Redacted**]	[**Redacted**]
	[**Redacted**]	[**Redacted**]	[**Redacted**]	[**Redacted**]
	[**Redacted**]	[**Redacted**]	[**Redacted**]	[**Redacted**]
	[**Redacted**]	[**Redacted**]	[**Redacted**]	[**Redacted**]
	[**Redacted**]	[**Redacted**]	[**Redacted**]	[**Redacted**]
			[**Redacted**]	[**Redacted**]
[**Redacted**]	[**Redacted**]	[**Redacted**]	[**Redacted**]	[**Redacted**]	[**Redacted**]
	[**Redacted**]	[**Redacted**]	[**Redacted**]	[**Redacted**]
			[**Redacted**]	[**Redacted**]
[**Redacted**]	[**Redacted**]	[**Redacted**]	[**Redacted**]	[**Redacted**]	[**Redacted**]
			[**Redacted**]	[**Redacted**]
[**Redacted**]	[**Redacted**]	[**Redacted**]	[**Redacted**]	[**Redacted**]	[**Redacted**]
	[**Redacted**]	[**Redacted**]	[**Redacted**]	[**Redacted**]
			[**Redacted**]	[**Redacted**]
[**Redacted**]	[**Redacted**]	[**Redacted**]	[**Redacted**]	[**Redacted**]	[**Redacted**]
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